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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                     UBS AG
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             (Exact Name of Registrant as Specified in Its Charter)

              Switzerland                               98-0186363
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


    Bahnhofstrasse 45, Zurich and
      Aeschenvorstadt 1, Basel
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(Address or Principal Executive Offices)             (Zip Code)

If this form relates to the                 If this form relates to the
registration of a class of securities       registration of a class of
pursuant to Section 12(b) of the            securities pursuant to Section 12(g)
Exchange Act and is effective               of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box:  [X]                                   box:  [ ]

Securities Act registration statement file number to which this form relates:
                                                                  333-46930
                                                              ------------------
                                                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class                           Name of Each Exchange on Which
    To be so Registered                           Each Class is to be Registered
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 GOALs+ due November [ ], 2002
  (linked to the common stock
   of AOL Time Warner Inc.)                          American Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)
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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  UBS AG (the "Company") hereby incorporates by reference the description of its securities to be registered hereunder contained in the form of Prospectus Supplement filed with the Commission on October 18, 2001 under Rule 424(b) and in the Prospectus dated May 17, 2001 under "Description of Notes We May Offer" pursuant to an effective Registration Statement on Form F-3 (File No. 333-46930) filed with the Commission on May 15, 2001, under the Securities Act of 1933, as amended (the "F-3 Registration Statement"), as Post-Effective Amendment No. 3 to the Company's Registration Statement on Form F-1 filed with the Commission on September 29, 2000, as amended by Post-Effective Amendment No. 1 thereto filed with the Commission on March 23, 2001 and Post-Effective Amendment No. 2 thereto filed with the Commission on March 29, 2001.

ITEM 2.           EXHIBITS.

                  1. Form of Indenture between the Company and U.S. Bank Trust National Association, as Trustee (included as
                           Exhibit 4.1 to the F-1 Registration Statement)

                  2. Form of GOALs+ due November [ ], 2002 (linked to the common stock of AOL Time Warner Inc.)
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                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          UBS AG
                                             (Registrant)


Date:  October 29, 2001                   By:  /s/ Robert C. Dinerstein
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                                               Robert C. Dinerstein
                                               Managing Director

                                          By:  /s/ Robert B. Mills
                                               ---------------------------------
                                               Robert B. Mills
                                               Managing Director